Exhibit T3A.11

The Commonwealth of Massachusetts

FEDERAL IDENTIFICATION
MICHAEL JOSEPH CONNOLLY	NO. 04-2681278
Secretary of State
ONE ASHBURTON PLACE	FEDERAL IDENTIFICATION NO.
BOSTON, MASS. 02108	Applied For

ARTICLES OF CONSOLIDATION* MERGER*

Pursuant to General Laws, Chapter 156B, Section 79

The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114.

Make checks payable to the Commonwealth of Massachusetts.

*    *    *    *

MERGER* OF	Pizzeria Uno Corporation

the constituent corporations into

Pizzeria Uno Delaware Corporation

the surviving* corporation organized under the laws of Delaware as specified in the agreement referred to in Paragraph 1 below.

The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

1. An agreement of merger* has been duly adopted in compliance with the requirements of subsections (b) and (c) of General Laws, Chapter 156B, Section 79, and will be kept as provided by subsection (c) thereof.  The surviving* corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

2. The effective date of the merger* determined pursuant to the agreement referred to in paragraph 1 shall be

3. (For a merger)

** The following amendments to the articles of organization of the SURVIVING corporation to be effected pursuant to the agreement of merger referred to in paragraph 1 are as follows:  The name of the surviving corporation shall be changed from Pizzeria Uno Delaware Corporation to Pizzeria Uno Corporation.

(For a consolidation)

(a) The purposes of the RESULTING corporation are as follows:

  *Delete the inapplicable words.
**If there are no provisions state “NONE”

NOTE:
If the space provided under article 3 is insufficient, additions shall be set forth on separate 8½ x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding.  Additions to more than one article my be continued on a single sheet so long as each such addition is clearly indicated.

(b) The total number of shares and the par value, if any, of each class of stock which the resulting corporation is authorized is as follows:

CLASS OF STOCK	WITHOUT PAR VALUE	WITH PAR VALUE
	NUMBER OF SHARES	NUMBER OF SHARES	PAR VALUE	AMOUNT
Preferred				$

Common

(c) **        If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established.

(d) **        Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, for restrictions upon the transfer of shares of stock of any class, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

4. (This paragraph 4 may be deleted if the resulting* surviving* corporation is organized under the laws of a state other than Massachusetts.)

The following information shall not for any purpose be treated as a permanent part of the articles of organization of the resulting* surviving* corporation.

(e) The post office address of the principal office of the resulting* surviving* corporation in Massachusetts is:

(f) The name, residence and post office address of each of the directors and President, Treasurer and Clerk of the resulting* surviving* corporation is as follows:

	Name	Residence	Post Office Address
President
Treasurer
Clerk
Directors

(g) The date adopted on which the fiscal year of the resulting* surviving* corporation ends is:………………

(h) The date fixed in the by-laws for the Annual Meeting of stockholders of the resulting* surviving* corporation is:

  *Delete the inapplicable words.
**If there are no provisions state “NONE”

NOTE:
If the space provided under article 3 is insufficient, additions shall be set forth on separate 8½ x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding.  Additions to more than one article my be continued on a single sheet so long as each such addition is clearly indicated.

5. (This paragraph 5 may be deleted if the surviving* corporation is organized under the laws of Massachusetts)

The surviving* corporation hereby agrees that it may be sued in the Commonwealth of Massachusetts for any prior obligation of any constituent foreign corporation qualified under General Laws, Chapter 181, and any obligations hereafter incurred by the surviving* corporation, including the obligation created by General Laws, Chapter 156B, Section 85, so long as any liability remains outstanding against the corporation in the Commonwealth of Massachusetts, and it hereby irrevocably appoints the Secretary of the Commonwealth as its agent to accept service of process in any action for the enforcement of any such obligation, including taxes, in the same manner as provided in Chapter 181.

*Delete the inapplicable words.

FOR MASSACHUSETTS CORPORATIONS

The undersigned Vice President* and Clerk* of Pizzeria Uno Corporation a corporation organized under the laws of Massachusetts further state under the penalties of perjury that the agreement of merger* referred to in paragraph 1 has been duly executed on behalf of such corporation and duly approved in the manner required by General Laws, Chapter 156B, Section 79.

/s/ Robert M. Brown Vice President*

/s/ Robert M. Brown Assistant Clerk*

FOR CORPORATIONS ORGANIZED OTHER THAN IN MASSACHUSETTS

The undersigned President† and Secretary†† of Pizzeria Uno Delaware Corporation a corporation organized under the laws of Delaware further state under the penalties of perjury that the agreement of merger* referred to in paragraph 1 has been duly adopted by such corporation in the manner required by the laws of Delaware.

/s/ Robert M. Brown † President

/s/ Robert M. Brown †† Secretary

  *Delete the inapplicable words.

†Specify the officer having powers and duties corresponding to those of the President or Vice President of a Massachusetts corporation organized under General Laws, Chapter 156B.

††Specify the officer having power and duties corresponding to the Clerk or Assistant Clerk of such a Massachusetts corporation.

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF CONSOLIDATION* MERGER*

(General Laws, Chapter 156B, Section 79)

I hereby approve the within articles of consolidation* merger* and, the filing fee in the amount of $..................... having been paid, said articles are deemed to have been filed with me this …………… day of ……………………………………….., 19……… ..

Effective Date

MICHAEL JOSEPH CONNOLLY
Secretary of State

TO BE FILLED IN BY CORPORATION

Photocopy of Articles of Merger To Be Sent

TO:

Karen A. Harding, Paralegal

Brown, Rudnick, Freed & Gesmer

One Financial Center, Boston, MA 02111

Telephone (617) 330-9000

Copy Mailed

  *Delete the inapplicable words.

[Missing Graphic Reference]

US_ACTIVE:\43437198\02\78450.0005

BK – S 123 PG 171

CERTIFICATE OF OWNERSHIP AND MERGER

of

PIZZERIA UNO CORPORATION

(A Massachusetts Corporation)

into

PIZZERIA UNO DELAWARE CORPORATION

(A Delaware Corporation)

It is hereby certified that:

1. Pizzeria Uno Corporation (hereinafter called the “corporation”) is a corporation organized in the State of Massachusetts, the laws of which permit a merger of a corporation of that jurisdiction with a corporation of another jurisdiction.

2. The corporation, as the owner of all of the outstanding shares of the stock of Pizzeria Uno Delaware Corporation, a Delaware corporation, hereby merges itself into Pizzeria Uno Delaware Corporation.

3. The following is a copy of the resolutions adopted on the 28th day of September, 1989, by the Board of Directors of the corporation to merge the corporation into Pizzeria Uno Delaware Corporation:

RESOLVED that this corporation be reincorporated in the State of Delaware by merging itself into Pizzeria Uno Delaware Corporation pursuant to the laws of the Commonwealth of Massachusetts and the State of Delaware as hereinafter provided, so that the separate existence of this corporation shall cease as soon as the merger shall become effective, and thereupon this corporation and Pizzeria Uno Delaware Corporation will become a single corporation, which shall continue to exist under, and be governed by, the laws of the State of Delaware.

RESOLVED that the terms and conditions of the proposed merger are as follows:

(a) From and after the effective time of the merger, all of the estate, property, rights, privileges, powers, and franchises of this corporation shall become vested in and be held by Pizzeria Uno Delaware Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by this corporation, and Pizzeria Uno Delaware Corporation shall assume all of the obligations of this corporation.

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(b) No pro rata issuance of the shares of stock of Pizzeria Uno Delaware Corporation which are owned by this corporation immediately prior to the effective time of the merger shall be made, and such shares shall be surrendered and extinguished.

(c) Each share of common stock, without par value, of this corporation which shall be issued and outstanding immediately prior to the effective time of the merger shall be converted into one issued and outstanding share of common stock, $.01 par value, of Pizzeria Uno Delaware Corporation and, from and after the effective time of the merger, the holders of all of said issued and outstanding shares of common stock of this corporation shall automatically be and become holders of shares of Pizzeria Uno Delaware Corporation upon the basis above specified, whether or not certificates representing said shares are then issued and delivered. Each share of common stock, without par value, of this corporation which shall be issued and held by it as a treasury share immediately prior to the effective time of the merger shall be surrendered and extinguished.

(d) After the effective time of the merger, each holder of record of any outstanding certificate or certificates theretofore representing common stock of this corporation may surrender the same to Pizzeria Uno Delaware Corporation at its office in Dover, Delaware, and such holder shall be entitled upon such surrender to receive in exchange therefor a certificate or certificates representing an equal number of shares of common stock of Pizzeria Uno Delaware Corporation. Until so surrendered, each outstanding certificate which prior to the effective time of the merger represented one or more shares of common stock of this corporation shall be deemed for all corporate purposes to evidence ownership of an equal number of shares of common stock of Pizzeria Uno Delaware Corporation.

(e) From and after the effective time of the merger, the Certificate of Incorporation and the By-Laws of Pizzeria Uno Delaware Corporation shall be the Certificate of Incorporation and the By-Laws of Pizzeria Uno Delaware Corporation, as in effect immediately prior to such effective time, except that the name of Pizzeria Uno Delaware Corporation shall be changed to Pizzeria Uno Corporation.

(f) The members of the Board of Directors and officers of Pizzeria Uno Delaware Corporation shall be the members of the Board of Directors and the corresponding officers of Pizzeria Uno Delaware Corporation immediately before the effective time of the merger.

(g) From and after the effective time of the merger, the assets and liabilities of this corporation and of Pizzeria Uno Delaware Corporation shall be entered on the books of Pizzeria Uno Delaware Corporation at the amounts at which they shall be carried at such time on the respective books of this corporation and of Pizzeria Uno Delaware Corp-oration,  subject to such  intercorporate  adjustments  or eliminations,  if any, as may be  required

2

to give effect to the merger; and, subject to such action as may be taken by the Board of Directors of Pizzeria Uno Delaware Corporation, in accordance with generally accepted accounting principles, the capital and surplus of Pizzeria Uno Delaware Corporation, shall be equal to the capital and surplus of this corporation and of Pizzeria Uno Delaware Corporation.

RESOLVED that these resolutions to merge be submitted to the stockholders entitled to vote of this corporation at a meeting to be called and held after twenty days’ notice of the time, place and purpose thereof mailed to each holder of the outstanding shares of stock entitled to vote of this corporation at his address as it appears on the records of this corporation or pursuant to a written waiver of such notice signed by all of the persons entitled thereto, unless the holders of all of the outstanding shares of stock entitled to vote of this corporation shall dispense with the holding of a meeting and shall act in writing without a meeting; and, in the event that the holders of at least a majority of the outstanding stock entitled to vote of this corporation shall vote for the approval of the merger at a meeting, or, in the event the holders of all of the outstanding stock entitled to vote of this corporation shall dispense with a meeting and shall consent in writing signed by them for the approval of the proposed merger, the proposed merger shall be deemed to be approved.

RESOLVED, that, in the event the proposed merger shall not be terminated, the proper officers of this corporation be and they hereby are authorized and directed to make and execute, under the corporate seal of this corporation, a Certificate of Ownership and Merger setting forth a copy of these resolutions to merge itself into Pizzeria Uno Delaware Corporation, and the date of the adoption thereof, and to cause the same to be filed and recorded as provided by law, and to do all acts and things whatsoever, within the State of Delaware and in any other appropriate jurisdiction, necessary or proper to effect this merger.

4. The proposed merger herein certified has been approved in writing by the holders of all of the outstanding stock entitled to vote of the corporation and of Pizzeria Uno Delaware Corporation in accordance with the provisions of Section 43 of Chapter 156B of the Massachusetts General Laws and Section 228 of the General Corporation Law of Delaware.

5. The proposed merger herein certified has been adopted, approved, certified, executed, and acknowledged by Pizzeria Uno

3

Corporation in accordance with the laws under which it is organized.

Signed and attested to on September 28, 1989.

/s/ Robert M. Brown
Robert M. Brown,
Vice President of Pizzeria Uno Corporation

Attest:

/s/ Robert M. Brown
Assistant Clerk

COMMONWEALTH OF MASSACHUSETTS	)

)	SS:

COUNTY OF SUFFOLK	)

BE IT REMEMBERED that, on September 28, 1989, before, me, a Notary Public duly authorized by law to take acknowledgement of deeds, personally came Robert M. Brown, Vice President, of Pizzeria Uno Corporation, a Massachusetts corporation, who duly signed the foregoing instrument before me and acknowledge that such instrument as executed is the act and deed of said corporation, that his signing is his act and deed, and that the facts stated therein are true.

GIVEN my hand on September 28, 1989.

/s/ Joseph K. Winrich
JOSEPH K. WINRICH, Notary Public

My Commission Expires September 28, 1995

[SEAL]

4

The Commonwealth of Massachusetts

FEDERAL IDENTIFICATION
MICHAEL JOSEPH CONNOLLY	NO. 04-2681278
Secretary of State
ONE ASHBURTON PLACE	FEDERAL IDENTIFICATION NO.
BOSTON, MASS. 02108	Applied For

ARTICLES OF CONSOLIDATION* MERGER*

Pursuant to General Laws, Chapter 156B, Section 79

The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114.

Make checks payable to the Commonwealth of Massachusetts.

*    *    *    *

MERGER* OF	Pizzeria Uno Corporation
and
Pizzeria Uno Delaware Corporation

the constituent corporations into

Pizzeria Uno Delaware Corporation

the surviving* corporation organized under the laws of Delaware as specified in the agreement referred to in Paragraph 1 below.

The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

1. An agreement of merger* has been duly adopted in compliance with the requirements of subsections (b) and (c) of General Laws, Chapter 156B, Section 79, and will be kept as provided by subsection (c) thereof.  The surviving* corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

2. The effective date of the merger* determined pursuant to the agreement referred to in paragraph 1 shall be date of filing

3. (For a merger)

** The following amendments to the articles of organization of the SURVIVING corporation to be effected pursuant to the agreement of merger referred to in paragraph 1 are as follows:  The name of the surviving corporation shall be changed from Pizzeria Uno Delaware Corporation to Pizzeria Uno Corporation.

(For a consolidation)

(h) The purposes of the RESULTING corporation are as follows:

  *Delete the inapplicable words.
**If there are no provisions state “NONE”

NOTE:
If the space provided under article 3 is insufficient, additions shall be set forth on separate 8½ x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding.  Additions to more than one article my be continued on a single sheet so long as each such addition is clearly indicated.

4. (This paragraph 5 may be deleted if the surviving* corporation is organized under the laws of Massachusetts)

The surviving* corporation hereby agrees that it may be sued in the Commonwealth of Massachusetts for any prior obligation of any constituent foreign corporation qualified under General Laws, Chapter 181, and any obligations hereafter incurred by the surviving* corporation, including the obligation created by General Laws, Chapter 156B, Section 85, so long as any liability remains outstanding against the corporation in the Commonwealth of Massachusetts, and it hereby irrevocably appoints the Secretary of the Commonwealth as its agent to accept service of process in any action for the enforcement of any such obligation, including taxes, in the same manner as provided in Chapter 181.

*Delete the inapplicable words.

FOR MASSACHUSETTS CORPORATIONS

The undersigned Vice President* and Clerk* of Pizzeria Uno Corporation a corporation organized under the laws of Massachusetts further state under the penalties of perjury that the agreement of merger* referred to in paragraph 1 has been duly executed on behalf of such corporation and duly approved in the manner required by General Laws, Chapter 156B, Section 79.

/s/ Robert M. Brown Vice President*

/s/ Robert M. Brown Assistant Clerk*

FOR CORPORATIONS ORGANIZED OTHER THAN IN MASSACHUSETTS

The undersigned President† and Secretary†† of Pizzeria Uno Delaware Corporation a corporation organized under the laws of Delaware further state under the penalties of perjury that the agreement of merger* referred to in paragraph 1 has been duly adopted by such corporation in the manner required by the laws of Delaware.

/s/ Robert M. Brown † President

/s/ Robert M. Brown †† Secretary

  *Delete the inapplicable words.

†Specify the officer having powers and duties corresponding to those of the President or Vice President of a Massachusetts corporation organized under General Laws, Chapter 156B.

††Specify the officer having power and duties corresponding to the Clerk or Assistant Clerk of such a Massachusetts corporation.

BK – S 123 PG 166

CERTIFICATE OF INCORPORATION

OF

PIZZERIA UNO DELAWARE CORPORATION

The undersigned, a natural person, for the purposes of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental hereto, and generally known as the “General Corporation Law of the State of Delaware”), hereby certifies that:

FIRST:  The name of the corporation (hereinafter called the “Corporation”) is Pizzeria Uno Delaware Corporation.

SECOND:  The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is 229 South State Street, City of Dover, County of Kent; and the name of the registered agent of the Corporation in the State of Delaware at such address is The Prentice-Hall Corporation System, Inc.

THIRD:  The nature of the business and the purposes to be conducted and promoted by the Corporation, shall be (a) to maintain and manage intangible investments, including without limitation, stocks, bonds, notes and other debt obligations, patents, trademarks and trade names, and to collect and distribute income from such investments or from tangible property physically located outside of the State of Delaware; and (b) any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH:  The total number of shares of stock which the Corporation shall have authority to issue is as follows:

3,000 shares of Common Stock, $.01 par value.

FIFTH:  The name and the mailing address of the incorporator(s) are as follows:

NAME	ADDRESS
Joseph K. Winrich	c/o Brown, Rudnick, Freed & Gesmer One Financial Center Boston, MA 02111

1

SIXTH:  The name and mailing address of the sole director of the Corporation, of whom shall serve until the next annual meeting of shareholders and until his successor is elected and qualified, is as follows:

NAME	ADDRESS
Robert M. Brown	28 Everett Street Stoneham, MA 02180

SEVENTH:  The Corporation shall have perpetual existence.

EIGHTH:  Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the creditors or class of creditors, and/or of the stockholder or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

NINTH:  For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof as the case may be, it is further provided that:

1. The business of the Corporation shall be conducted by the officers of the Corporation under the supervision of the Board of Directors.

2. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the By-Laws.  No election of Directors need be by written ballot.

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3. The Board of Directors of the Corporation may adopt, amend or repeal the By-Laws of the Corporation at any time after the original adoption of the By-Laws according to Section 109 of the General Corporation Law of the State of Delaware; provided, however, that any amendment to provide for the classification of directors of the Corporation for staggered terms pursuant to the provisions of subsection (d) of Section 141 of the General Corporation Law of the State of Delaware shall be set forth in an amendment to this Certificate of Incorporation, in an initial By- Law, or in a By-Law adopted by the stockholders of the Corporation entitled to vote.

TENTH:  (a) The Corporation may, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which a person indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(b)  No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for breach of the Director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this paragraph (b) of this Article Twelfth shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such Director occurring prior to such amendment.

ELEVENTH: From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article ELEVENTH.

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Signed on the 28th day of September, 1989.

/s/ Joseph K. Winrich
Joseph K. Winrich, Incorporator

4

The Commonwealth of Massachusetts

Michael Joseph Connolly
Secretary of State

ONE ASHBURTON PLACE, BOSTON, MASS. 02108

ARTICLES OF ORGANIZATION
(Under G.L. Ch. 156B)

Incorporators

NAME	POST OFFICE ADDRESS

Include given name in full in case of natural persons; in case of a corporation, give state of incorporation.

Jack H. Calechman
340 Commonwealth Avenue
Chestnut Hill, Massachusetts  02167

The above-named incorporator(s) do hereby associate (themselves) with the intention of forming a corporation under the provisions of General Laws, Chapter 156B and hereby state(s):

1. The name by which the corporation will be known is:

PIZZERIA UNO CORPORATION

2. The purposes for which the corporation is formed are as follows:

To license others to do business.

To carry on any business permitted by the laws of the Commonwealth of Massachusetts to a corporation organized under Chapter 156B of the General Laws.

NOTE:  If provisions for which the space provided under Article 2, 4, 5 and 6 is not insufficient, additions should be set out on continuation sheets be numbered 2A, 2B, etc.  Indicate under each Article where the provision is set out.  Continuation sheets shall be on  8 1/2” x 11” paper and must have a left-hand margin 1 inch wide for binding.  Only one side should be used.

Pizzeria Uno
100 Charles Park Road
West Roxbury, Mass. 02132
Phone:  (617) 323-9200

In that we have changed our name form “Pizzeria Uno, Incorporated” to “Uno Restaurants, Inc.”, we hereby consent to the use of the name “Pizzeria Uno Corporation” by a new corporation of which Jack H. Calechman, 340 Commonwealth Avenue, Chestnut Hill, Massachusetts, is the incorporator.

By /s/ Stanley J. Gelin
Stanley J. Gelin, Treasurer

PIZZERIA UNO, INCORPORATED

Ike Sewell’s Original Chicago Pizza!

Restrictions on Transfer of Common Stock

5.
Any stockholder, including the heirs, assigns, executors, or administrators of a deceased stockholder, desiring to sell or transfer such stock owned by him or them, shall first offer it to the corporation through the Board of Directors in the following manner:

He shall notify the directors of his desire to sell or transfer by notice in writing, which notice shall contain the price at which he is willing to sell or transfer and the name of one arbitrator. The directors shall within thirty days thereafter either accept the offer, or by notice to him in writing name a second arbitrator, and these two shall name a third. It shall then be the duty of the arbitrators to ascertain the value of the stock, and if any arbitrator shall neglect or refuse to appear at any meeting appointed by the arbitrators, a majority may act in the absence of such arbitrator.

After the acceptance of the offer, or the report of the arbitrators as to the value of the stock, the directors shall have thirty days within which to purchase the same at such valuation, but if at the expiration of thirty days the corporation shall not have exercised the right so to purchase, the owner of the stock shall be at liberty to dispose of the same in any manner he may see fit during the ensuing thirty days.

No shares of stock shall be sold or transferred on the books of the corporation until these provisions have been complied with, but the Board of Directors may in any particular instance waive the requirements.

Other Lawful Provisions

6.	The directors may make, amend or repeal the By-Laws in whole or in part, except with respect to any provision thereof which by law or the By-Laws requires action by the stockholders.

Meetings of the stockholders of the corporation may be held anywhere in the United States.

The By-Laws may provide for the indemnification of directors, officers, or employees by whomever elected or appointed; provided, however, that no indemnification shall be provided for any person with respect to any matter as to which he shall have been adjudicated in any proceedings not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation.

The corporation may be a general or limited partner in any business enterprise it would have power to conduct by itself.

7.	By-laws of the corporation have been duly adopted and the initial directors, president, treasurer and clerk, whose names are set out below, have been duly elected.

8.
The effective date of organization of the corporation shall be the date of filing with the Secretary of the Commonwealth or if later date is desired, specify date, (not more than 30 days after date of filing.)

9.	The following information shall not for any purpose be treated as a permanent part of the Articles of Organization of the corporation.

a.	The post office address of the initial principal office of the corporation in Massachusetts is:

100 Charles Park Road, West Roxbury, Massachusetts  02132

b.	The name, residence, and post office address of each of the initial directors and following officers of the corporation are as follows:

	NAME	RESIDENCE	POST OFFICE ADDRESS
President:	Aaron Spencer, 69 Farlow Road, Newton, Massachusetts
Treasurer:	Stanley J. Gelin, 23 Kenilworth Street, Newton Massachusetts
Clerk:	Jack H. Calechman 340 Commonwealth Avenue, Chestnut Hill, MA
Directors:	Aaron Spencer, as above
Stanley J. Gelin, as above
Stephan G. Immel, 5402 Navajo Road, Louisville, Kentucy
Ike Sewell, 619 North Wabash Avenue, Chicago, Illinois

c.	The date initially adopted on which the corporation’s fiscal year ends is:

September 30

d.	The date initially fixed in the by-laws for the annual meeting of stockholders of the corporation is:

First Wednesday in February

e.	The name and business address of the resident agent, if any of the corporation is:

NONE

IN WITNESS WHEREOF and under the penalties of perjury the above-named INCORPORATOR(S) sign(s) these Articles of Organization this 28th day of September 1979.

/s/ Jack H. Calechman
Jack H. Calechman, Incorporator

The signature of each incorporator which is not a natural person must be by an individual who shall show the capacity in which he acts and by signing shall represent under the penalties of perjury that he is duly authorized on its behalf of sign these Articles of Organization.

The Commonwealth of Massachusetts

FEDERAL IDENTIFICATION NO.
MICHAEL JOSEPH CONNOLLY	04-2681278
Secretary of State
State House, Boston, Mass. 02133

CERTIFICATE OF CHANGE OF DIRECTORS OR OFFICERS

OF DOMESTIC BUSINESS CORPORATIONS

General Laws, Chapter 156B, Section 53

I, Jack H. Calechman ,Clerk of the
Pizzeria Uno Corporation
(Name of Corporation)
located at 100 Charles Park Road, West Roxbury
(Business Address of Corporation: Number and Street, City or Town)

hereby certify in compliance with the provisions of law, that a change in the officers of said corporation has been made, and that the names of the present officers are as follows:

Title	Name	Address Give Number and Street or Domicile	Expiration of Term of Office
President	Aaron D. Spencer	69 Farlow Road Newton, MA	Until the
Treasurer	Stanley J. Gelin	23 Kenilworth St. Newton, MA	next annual
Clerk	Jack H. Calechman	340 Commonwealth Ave. Chestnut Hill, MA	meeting and
Directors	Aaron D. Spencer	as above	until successors
	Stanley J. Gelin	as above	are duly
	Craig S. Miller	5 Nancy Circle Sharon, MA	elected and qualified

SUBSCRIBED THIS 31 day of October, 1985, UNDER THE PENALTIES OF PERJURY.

SIGNATURE /s/ Jack H. Calechman, Clerk

The Commonwealth of Massachusetts

FEDERAL IDENTIFICATION NO.
MICHAEL JOSEPH CONNOLLY	04-2681278
Secretary of State
State House, Boston, Mass. 02133

CERTIFICATE OF CHANGE OF DIRECTORS OR OFFICERS

OF DOMESTIC BUSINESS CORPORATIONS

General Laws, Chapter 156B, Section 53

I, Jack H. Calechman ,Clerk of the
Pizzeria Uno Corporation
(Name of Corporation)
located at 100 Charles Park Road, West Roxbury
(Business Address of Corporation: Number and Street, City or Town)

hereby certify in compliance with the provisions of law, that a change in the officers of said corporation has been made, and that the names of the present officers are as follows:

Title	Name	Address Give Number and Street or Domicile	Expiration of Term of Office
President	Aaron D. Spencer	69 Farlow Road Newton, MA
Treasurer	Stanley J. Gelin	23 Kenilworth St. Newton, MA
Clerk	Jack H. Calechman	340 Commonwealth Ave. Chestnut Hill, MA
Directors	Aaron D. Spencer	as above
	Stanley J. Gelin	as above
	Craig S. Miller	5 Nancy Circle Sharon, MA

SUBSCRIBED THIS 31 day of October, 1985, UNDER THE PENALTIES OF PERJURY.

SIGNATURE  _________________,  Clerk

US_ACTIVE:\43437198\02\78450.0005

The Commonwealth of Massachusetts

FEDERAL IDENTIFICATION NO.
MICHAEL JOSEPH CONNOLLY	04-2681278
Secretary of State
ONE ASHBURTON PLACE	FEDERAL IDENTIFICATION NO.
BOSTON, MASS. 02108	Applied For

ARTICLES OF CONSOLIDATION* MERGER*

Pursuant to General Laws, Chapter 156B, Section 79

The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114.

Make checks payable to the Commonwealth of Massachusetts.

*    *    *    *

MERGER* OF	Pizzeria Uno Corporation

the constituent corporations into

Pizzeria Uno Delaware Corporation

the surviving* corporation organized under the laws of Delaware as specified in the agreement referred to in Paragraph 1 below.

The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

1. An agreement of merger* has been duly adopted in compliance with the requirements of subsections (b) and (c) of General Laws, Chapter 156B, Section 79, and will be kept as provided by subsection (c) thereof.  The surviving* corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

2. The effective date of the merger* determined pursuant to the agreement referred to in paragraph 1 shall be

3. (For a merger)

** The following amendments to the articles of organization of the SURVIVING corporation to be effected pursuant to the agreement of merger referred to in paragraph 1 are as follows:  The name of the surviving corporation shall be changed from Pizzeria Uno Delaware Corporation to Pizzeria Uno Corporation.

(For a consolidation)

(a) The purposes of the RESULTING corporation are as follows:

  *Delete the inapplicable words.
**If there are no provisions state “NONE”

NOTE:
If the space provided under article 3 is insufficient, additions shall be set forth on separate 8½ x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding.  Additions to more than one article my be continued on a single sheet so long as each such addition is clearly indicated.

(b) The total number of shares and the par value, if any, of each class of stock which the resulting corporation is authorized is as follows:

CLASS OF STOCK	WITHOUT PAR VALUE	WITH PAR VALUE
	NUMBER OF SHARES	NUMBER OF SHARES	PAR VALUE	AMOUNT
Preferred				$

Common

(c) **        If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established.

(d) **        Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, for restrictions upon the transfer of shares of stock of any class, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

4. (This paragraph 4 may be deleted if the resulting* surviving* corporation is organized under the laws of a state other than Massachusetts.)

The following information shall not for any purpose be treated as a permanent part of the articles of organization of the resulting* surviving* corporation.

(a) The post office address of the principal office of the resulting* surviving* corporation in Massachusetts is:

(b) The name, residence and post office address of each of the directors and President, Treasurer and Clerk of the resulting* surviving* corporation is as follows:

	Name	Residence	Post Office Address
President
Treasurer
Clerk
Directors

(c) The date adopted on which the fiscal year of the resulting* surviving* corporation ends is:………………

(d) The date fixed in the by-laws for the Annual Meeting of stockholders of the resulting* surviving* corporation is:

  *Delete the inapplicable words.
**If there are no provisions state “NONE”

NOTE:
If the space provided under article 3 is insufficient, additions shall be set forth on separate 8½ x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding.  Additions to more than one article my be continued on a single sheet so long as each such addition is clearly indicated.

5. (This paragraph 5 may be deleted if the surviving* corporation is organized under the laws of Massachusetts)

The surviving* corporation hereby agrees that it may be sued in the Commonwealth of Massachusetts for any prior obligation of any constituent foreign corporation qualified under General Laws, Chapter 181, and any obligations hereafter incurred by the surviving* corporation, including the obligation created by General Laws, Chapter 156B, Section 85, so long as any liability remains outstanding against the corporation in the Commonwealth of Massachusetts, and it hereby irrevocably appoints the Secretary of the Commonwealth as its agent to accept service of process in any action for the enforcement of any such obligation, including taxes, in the same manner as provided in Chapter 181.

*Delete the inapplicable words.

FOR MASSACHUSETTS CORPORATIONS

The undersigned Vice President* and Clerk* of Pizzeria Uno Corporation a corporation organized under the laws of Massachusetts further state under the penalties of perjury that the agreement of merger* referred to in paragraph 1 has been duly executed on behalf of such corporation and duly approved in the manner required by General Laws, Chapter 156B, Section 79.

/s/ Robert M. Brown Vice President*

/s/ Robert M. Brown Assistant Clerk*

FOR CORPORATIONS ORGANIZED OTHER THAN IN MASSACHUSETTS

The undersigned President† and Secretary†† of Pizzeria Uno Delaware Corporation a corporation organized under the laws of Delaware further state under the penalties of perjury that the agreement of merger* referred to in paragraph 1 has been duly adopted by such corporation in the manner required by the laws of Delaware.

/s/ Robert M. Brown † President

/s/ Robert M. Brown †† Secretary

  *Delete the inapplicable words.

†Specify the officer having powers and duties corresponding to those of the President or Vice President of a Massachusetts corporation organized under General Laws, Chapter 156B.

††Specify the officer having power and duties corresponding to the Clerk or Assistant Clerk of such a Massachusetts corporation.